United States
                       Securities and Exchange Commission
                             Washington, D.C. 20549


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                                    Form 8-K

                                 Current Report


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



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                        Date of Report: November 5, 1997

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                           BOEING CAPITAL CORPORATION
             (Exact name of registrant as specified in its charter)



   Delaware                        95-2564584                   0-10795
 (State or other                (I.R.S. Employer          (Commission File No.)
jurisdiction of                Identification No.)
Incorporation or
Organization)


     4060 Lakewood Boulevard, 6th Floor - Long Beach, California 90808-1700
                    (Address of principal executive offices)

                                 (562) 627-3242
              (Registrant's telephone number, including area code)

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


Note: This Current Report on Form 8-K is identical to the Current Report on Form 8-K of Boeing Capital Corporation (the "Company") dated October 28, 1997 and is being filed solely for the purpose of having this Current Report on Form 8-K incorporated by reference into the Company's Prospectus filed with the Securities and Exchange Commission on October 31, 1997.


Item 7. Financial Statements and Exhibits

         A.  Financial Statements of Business Acquired
                  None.

         B.  Pro Forma Financial Information
                  None.

         C.  Exhibits

                  Exhibit 10.1 Operating Agreement, dated as of August 1, 1997, by and between the Company and Boeing Capital Services Corporation.

                  Exhibit 10.2 Supplemental Operating Agreement, dated as of August 1, 1997, by and between Boeing Capital Services Corporation and The Boeing Company.

                                    Signature


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                           Boeing Capital Corporation


November 5, 1997                           /S/ STEVEN W. VOGEDING
                                           ----------------------------------
                                           Steven W. Vogeding
                                           Vice President and Chief Financial
                                           Officer (Principal Financial Officer)
                                           and Registrant's Authorized Officer